O’Shares U.S. Quality Dividend ETF

Investment Objective

The Fund seeks to track the performance (before fees and expenses) of the O’Shares U.S. Quality Dividend Index (the “Target Index”).

Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares in the Fund. Transaction costs that may be incurred by the investor, such as brokerage commissions for buying and selling securities, are not reflected in the table below.

Annual Fund Operating Expenses (expenses you pay each year as a % of the value of your investment)

Management Fees	0.48%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.48%

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year. The example does not reflect any brokerage commissions that you may pay on purchases and sales of Fund shares. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not sell your shares, your costs would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$49	$154	$269	$604

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate of the Fund was 64% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to track the performance (before fees and expenses) of the Target Index.

The Target Index is designed to measure the performance of publicly-listed large-capitalization and mid-capitalization dividend-paying issuers in the United States that meet certain market capitalization, liquidity, high quality, low volatility and dividend yield thresholds, as determined by O’Shares Investment Advisers, LLC (the “Index Provider”). The high quality and low volatility requirements are designed to reduce exposure to high dividend equities that have experienced large price declines.

The constituents of the Target Index are selected from the S-Network US Equity Large-Cap 500 Index. As of June 30, 2020, the Target Index consisted of 99 securities.

The Target Index is constructed using a proprietary, rules-based methodology designed to select equity securities from the S-Network US Equity Large-Cap 500 Index that have exposure to the following four factors: 1) quality, 2) low volatility, 3) dividend yield and 4) dividend quality. The “quality” factor is calculated by combining measures of profitability and leverage with the objective of identifying companies with strong profitability and balance sheets. The “low volatility” factor measures the risk of price moves for a security with the objective of reducing allocations to riskier companies. The “dividend yield” factor measures the income generated by an investment with the objective of identifying companies with higher dividend yields. The “dividend quality” factor measures the income available to a company to pay dividends to common shareholders together with the growth of a company’s dividends over time, with the objective of identifying companies with less risk of dividend cuts or suspensions.

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Each company in the S-Network US Equity Large-Cap 500 Index is weighted based on: (i) the company’s market capitalization weight in the S-Network US Equity Large-Cap 500 Index, as adjusted by (ii) the quality, low volatility, dividend yield and dividend quality factors, with the quality and low volatility factors receiving greater emphasis. The inclusion of each company is then subject to certain constraints (e.g., diversification, capacity and sector) prior to adjusting the final weights in the Target Index. The diversification constraint limits maximum position weights. All stocks included in the S-Network US Equity Large-Cap 500 Index are screened for free float (the number of shares readily available for purchase on the open market) and average daily trading volume. The sector constraints limit sector deviations. The Target Index is rebalanced quarterly and reconstituted annually. Individual index constituent weights are capped at 5% at each quarterly rebalance to avoid overexposure to any single security. The Target Index’s investable universe includes companies from the following GICS sectors within the S-Network US Equity Large-Cap 500 Index: Communication Services, Consumer Discretionary, Consumer Staples, Financials, Health Care, Industrials, Information Technology and Utilities.

The Fund may use either a replication strategy or representative sampling strategy in seeking to track the performance of the Target Index. Under a replication strategy, the Fund intends to replicate the constituent securities of the Target Index as closely as possible. Under a representative sampling strategy, the Fund would invest in what it believes to be a representative sample of the component securities of the Target Index. The Fund may use a representative sampling strategy when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to follow the Target Index (e.g., where the Target Index contains component securities too numerous to efficiently purchase or sell); or, in certain instances, when a component security of the Target Index becomes temporarily illiquid, unavailable or less liquid. The Fund may also use a representative sampling strategy to exclude less liquid component securities contained in the Target Index from the Fund’s portfolio in order to create a more tradable portfolio and improve arbitrage opportunities. To the extent the Fund uses a representative sampling strategy, it may not track the Target Index with the same degree of accuracy as would an investment vehicle replicating the entire index.

Under normal market conditions, the Fund will invest at least 80% of its total assets in the components of the Target Index. To the extent that the Target Index concentrates (i.e., holds 25% or more of its net assets) in the securities of a particular industry or group of industries, the Fund is expected to concentrate to approximately the same extent.

The Fund may invest up to 20% of its total assets in investments not included in the Target Index, but which Vident Investment Advisory, LLC (the “Sub-Adviser”) believes will help the Fund track the Target Index. For example, there may be instances in which the Sub-Adviser may choose to purchase or sell investments including exchange-traded funds (“ETF”) and other investment company securities, and cash and cash equivalents as substitutes for one or more Target Index components or in anticipation of changes in the Target Index’s components.

The Target Index methodology was developed by the Index Provider, an affiliate of the Fund.

Principal Investment Risks

There can be no guarantee that the Fund will achieve its investment objective. The Fund is an ETF, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund. The Fund is subject to the principal investment risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.

Market Events Risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve and/or other government actors, such as increasing interest rates, could cause increased volatility in financial markets and disruption in the creation/redemption process of the Fund, which could have a negative impact on the Fund.

COVID-19 Risk. The value of the securities in which the Fund invests may be affected by certain events or developments that adversely interrupt the global supply chain such as pandemics. The outbreak of COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the Fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the Fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

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Multifactor Risk. The Target Index, and thus the Fund, seeks to achieve specific factor exposures identified in the Fund’s principal investment strategies above. There can be no assurance that targeting exposure to such factors will enhance the Fund’s performance over time, and targeting exposure to certain factors may detract from performance in some market environments. There is no guarantee the Index Provider’s methodology will be successful in creating an index that achieves the specific factor exposures identified above.

Quality Stocks Risk. This style of investing is subject to the risk that the past performance of these companies does not continue or that the returns on “quality” equity securities are less than returns on other styles of investing or the overall stock market. In addition, there may be periods when quality investing is out of favor and during which the investment performance of a fund using a quality strategy may suffer.

Dividend-Paying Stocks Risk. The Fund’s emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend after the Fund’s purchase of such a company’s securities.

Volatility Risk. There is a risk that the present and future volatility of a security, relative to the S-Network US Equity Large-Cap 500 Index, will not be the same as it historically has been and thus that the Target Index will not be exposed to the less volatile securities in the S-Network US Equity Large-Cap 500 Index. Volatile stocks are subject to sharp swings in value.

Index-Related Risk. The Fund is managed with an investment strategy that attempts to track the performance of the Target Index. As a result, the Fund expects to hold constituent securities of the Target Index regardless of their current or projected performance. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Risks related to the Index Provider. There is no assurance that the Index Provider or the index calculation agent will compile the Target Index accurately, or that the Target Index will be determined, composed or calculated accurately. While the Index Provider provides descriptions of what the Target Index is designed to achieve, the Index Provider does not guarantee the quality, accuracy or completeness of data in respect of its indexes, and does not guarantee that the Target Index will be in line with its described index methodology. Any gains, losses or costs to the Fund that are caused by Index Provider or index calculation agent errors will therefore be borne by the Fund and its shareholders. The Target Index is new and has a limited performance history. The foregoing risks may be greater for a new index.

Sampling Risk. To the extent the Fund uses a representative sampling approach, it will hold a smaller number of securities than are in the Target Index. As a result, an adverse development respecting a security held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Target Index. Conversely, a positive development relating to a security in the Target Index that is not held by the Fund could cause the Fund to underperform the Target Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Target Index. Tracking error may occur due to, among other things, fees and expenses paid by the Fund, including the cost of buying and selling securities that are not reflected in the Target Index. If the Fund is small, it may experience greater tracking error. If the Fund is not fully invested, holding cash balances may prevent it from tracking the Target Index. In addition, the Fund’s NAV may deviate from the Target Index if the Fund fair values a portfolio security at a price other than the price used by the Target Index for that security. To the extent the Fund uses a representative sampling strategy to track the Target Index, such a strategy may produce greater tracking error than if the Fund employed a full replication strategy.

Premium-Discount Risk. Fund shares may trade above or below their NAV on the Exchange. The market prices of Fund shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Fund shares. Therefore, you may pay more than NAV when you buy shares of the Fund on the Exchange, and you may receive less than NAV when you sell those shares on the Exchange. This risk is separate and distinct from the risk that the NAV of Fund shares may decrease.

Secondary Market Trading Risk. Investors buying or selling Fund shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund shares. Although the Fund’s shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Fund shares on the Exchange may be halted.

Concentration Risk. To the extent that the Target Index is concentrated in a particular industry or group of industries, the Fund is also expected to be concentrated in that industry or group of industries, which may subject the Fund to a greater loss as a result of adverse economic, business or other developments affecting that industry or group of industries.

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Sector Risk. To the extent the Target Index, and thereby the Fund, emphasizes, from time to time, investments in a particular sector, the Fund is subject to a greater degree to the risks particular to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of those sectors.

Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

Large Capitalization Securities Risk. The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Mid-Capitalization Securities Risk. The securities of mid-capitalization companies are often more volatile and less liquid than the stocks of larger companies and may be more affected than other types of securities during market downturns. Compared to larger companies, mid-capitalization companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

ETFs and Other Investment Companies Risk. The risks of investing in securities of ETFs and other investment companies typically reflect the risks of the types of instruments in which the underlying ETF or other investment company invests. In addition, with such investments, the Fund indirectly bears its proportionate share of the fees and expenses of the underlying entity. As a result, the Fund’s operating expenses may be higher and performance may be lower.

Liquidity Risk. Liquidity risk exists when investments are difficult to purchase or sell. This can reduce the Fund’s returns because the Fund or an entity in which it invests may be unable to transact at advantageous times or prices.

Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may purchase and redeem Fund shares directly from the Fund (“Authorized Participants”). To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other Authorized Participant steps in, shares of the Fund may trade like closed-end fund shares at a significant discount to NAV and may face trading halts and/or delisting from the Exchange. This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally.

Cash and Cash Equivalents Risk. Holding cash or cash equivalents, even strategically, may lead to missed investment opportunities. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising.

Performance Information

The Fund adopted the historical performance of the O’Shares FTSE U.S. Quality Dividend ETF, a series of FQF Trust (the “Predecessor Fund”), as the result of a reorganization in which the Fund acquired all of the assets, subject to liabilities, of the Predecessor Fund on June 28, 2018. The returns presented for the Fund for periods prior to June 28, 2018 reflect the performance of the Predecessor Fund. At the time of the reorganization, the investment objectives of the Predecessor Fund and the Fund were identical and the investment strategies of the Predecessor Fund and the Fund were substantially the same.

Effective June 1, 2020, the Fund’s underlying index was changed to the O’Shares U.S. Quality Dividend Index (the “Target Index”) from the FTSE USA Qual/Vol/Yield Factor 5% Capped Index (the “Former Index”). Thus, Fund performance shown below through May 31, 2020 reflects the Fund seeking to track the performance of the Former Index, and Fund performance shown below beginning June 1, 2020 reflects the Fund seeking to track the performance of the Target Index. In addition, the Average Annual Total Returns table below, which provides performance information for periods ended December 31, 2019, reflects the performance of the Former Index. Effective June 1, 2020, in connection with the change of the Fund’s underlying index, the Fund’s broad-based securities market benchmark index for performance comparison purposes was changed to the Russell 1000 Value Index from the Former Index.

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing the changes in the performance from year to year and how the Fund’s average annual returns compare against the Former Index and a broad based securities market index. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For current performance information, please visit the Fund’s website at www.oshares.com.

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For the periods shown in the bar chart above:

Best Quarter	March 31, 2019	12.73%
Worst Quarter	December 31, 2018	(7.69)%

The year-to-date return as of the calendar quarter ended September 30, 2020 is 0.59%.

Average Annual Total Returns (for the periods ended December 31, 2019)	One Year	Since Inception (July 14, 2015)
Before Taxes	25.24%	11.72%
After Taxes on Distributions	24.51%	11.06%
After Taxes on Distributions and Sale of Shares	15.39%	9.18%
FTSE USA Qual/Vol/Yield Factor 5% Capped Index(1)	25.96%	12.29%
Russell 1000 Value Index(1)(2)	26.52%	9.18%

(1)Index performance shown in the table is total return, which assumes reinvestment of any dividends and distributions during the time periods shown.

(2)In connection with the change of the Fund’s underlying index, effective June 1, 2020, the Fund’s benchmark index changed from the FTSE USA Qual/Vol/Yield Factor 5% Capped Index to the Russell 1000 Value Index.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of shares.

Management

Investment Adviser: O’Shares Investment Advisers, LLC

Sub-Adviser: Vident Investment Advisory, LLC

Portfolio Managers: The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
Austin Wen, CFA	Since May 2020	Co-Portfolio Manager
Rafael Zayas, CFA	Since June 2020	Co-Portfolio Manager

Purchase and Sale of Fund Shares

The Fund is an ETF. Individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer and investors may pay a commission to such broker-dealers in connection with their purchase or sale. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to Authorized Participants who have entered into agreements with the Fund’s distributor. The Fund will issue or redeem Creation Units in return for a basket of assets that the Fund specifies each day.

Tax Information

The Fund’s distributions are expected to be taxable as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Such tax-advantaged arrangements may be taxed as ordinary income upon withdrawal of monies from those arrangements.

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Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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